UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

McGraw Hill, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-42764

(Commission File Number)

87-1259704

(I.R.S. Employer Identification No.)

8787 Orion Place Columbus, OH 43240

(Address of principal executive offices and zip code)

614-430-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	MH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2026, McGraw Hill, Inc. (the “Company”) appointed Brian Van Dam as its Chief Accounting Officer, a newly-created position at the Company, and as principal accounting officer of the Company, each effective as of the same date.

Mr. Van Dam, age 52, most recently served as Vice President, Controller of Array Corporation from February 2025 to July 2025. From August 2021 to February 2025, he held positions at Transfix, Inc., including as Senior Vice President, Controller, and from April 2018 to July 2021, he held positions at Xerox Corporation, including as a special projects consultant.

Mr. Van Dam will (i) receive an annual base salary of $350,000 and (ii) be eligible for a target annual bonus opportunity under the Company’s Annual Incentive Plan (the “Plan”) equal to 45% of his annual base salary, subject to the actual achievement of annual performance objectives established under the Plan for the applicable fiscal year (including, on a prorated basis, for the fiscal year ending March 31, 2026). In addition, Mr. Van Dam is entitled to a sign-on bonus in the amount of $20,000, subject to repayment if Mr. Van Dam’s employment is terminated for “cause” or he voluntarily resigns, in each case, within 12 months of his start date. Separately, Mr. Van Dam will be eligible to receive grants of equity or equity-based awards, as may be determined by the Company’s Board of Directors or the Compensation Committee from time to time.

There is no arrangement or understanding between Mr. Van Dam and any other person pursuant to which Mr. Van Dam was selected for this role. Mr. Van Dam is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and he has no family relationships with any of the Company’s current directors or executive officers.

Muhammad Ali Jamal will continue in his current position as Senior Vice President, Controller of the Company, but effective as of January 5, 2026, no longer serves as the Company’s principal accounting officer as a result of Mr. Van Dam’s appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2026

MCGRAW HILL, INC.

By:	/s/ David Stafford
Name:	David Stafford
Title:	Executive Vice President, General Counsel and Secretary